      PROSPECTUS

      SELECT VALUE FUND: CLASSES C, E, I AND S

      EQUITY INCOME FUND: CLASSES C, E, AND S

      EQUITY III FUND: CLASSES E AND I

      FEBRUARY 28, 2003
      as supplemented June 25, 2003.


      909 A STREET, TACOMA, WA 98402 . 800-787-7354

      As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this Prospectus is accurate or complete, nor approved or disapproved of these securities. It is a criminal
      offense to state otherwise.

                                                 [LOGO OF FRANK RUSSELL COMPANY]
                       FRANK RUSSELL INVESTMENT COMPANY

                       FRANK RUSSELL INVESTMENT COMPANY

                       Supplement dated May 21, 2003 to
                     PROSPECTUSES DATED FEBRUARY 28, 2003

   The Board of Trustees of Frank Russell Investment Company has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") to reorganize the Equity III and Equity Income Funds (each, a "Target Fund") into the Select Value Fund ("Acquiring Fund"). (Each transaction contemplated by the Plan is referred to as a "Reorganization.")

   Each Reorganization can be consummated only if, among other things, it is approved by shareholders of the applicable Target Fund. A Special Meeting (the "Meeting") of the shareholders of each Target Fund is expected to be held on or about October 3, 2003 and shareholders will be given the opportunity to vote on the Plan.

   It is currently anticipated that proxy materials regarding the Reorganizations will be distributed to shareholders in July, 2003.

   The Plan provides that (i) the Target Funds would transfer to the Select Value Fund all of their assets in exchange for shares of the Select Value Fund and the assumption by the Select Value Fund of the Target Funds' liabilities,
(ii) such shares of the Select Value Fund would be distributed to shareholders of the Target Funds in liquidation of the Target Funds and (iii) the Target Funds would be subsequently dissolved. If the Plan is approved, shareholders of the Target Funds will receive Class C, Class E, Class I or Class S shares of the Select Value Fund with an aggregate value equal at the time of the completion of the Reorganizations to the aggregate value of their Target Fund Class C, Class E, Class I or Class S shares, respectively.

   If the Plan is approved at the Meeting and certain conditions required by the Plan are satisfied, the Reorganizations are expected to become effective in late October or early November, 2003. In the event the shareholders of a Target Fund fail to approve the Plan for that Target Fund, such Target Fund will continue to operate and the Board of Trustees may resubmit the Plan for shareholder approval or consider other proposals including liquidation of such Target Fund.

                               Table of Contents

    Risk/Return Summary.................................................  4
      Investment Objective, Principal Investment Strategies and
       Principal Risks..................................................  4
      Performance.......................................................  6
      Fees and Expenses................................................. 10
    Summary Comparison of the Funds..................................... 12
    The Purpose of the Funds -- Multi-Style, Multi-Manager
     Diversification.................................................... 12
    Investment Objective and Principal Investment Strategies............ 14
    Risks............................................................... 18
    Management of the Funds............................................. 19
    The Money Managers.................................................. 20
    Portfolio Turnover.................................................. 20
    Dividends and Distributions......................................... 20
    Taxes............................................................... 21
    How Net Asset Value is Determined................................... 22
    Distribution and Shareholder Servicing Arrangements................. 22
    How to Purchase Shares.............................................. 23
    Exchange Privilege.................................................. 24
    How to Redeem Shares................................................ 25
    Payment of Redemption Proceeds...................................... 25
    Other Things to Know About Share Transactions....................... 26
    Financial Highlights................................................ 27
    Money Manager Information........................................... 36

                              RISK/RETURN SUMMARY

   Investment Objective, Principal Investment Strategies and Principal Risks

SELECT VALUE FUND

   Investment          To provide capital appreciation.
   Objective

   Principal           The Select Value Fund invests primarily in large and
   Investment          medium capitalization value stocks with some exposure to
   Strategies          small capitalization stocks. While market capitalization
                       changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund generally defines large and medium capitalization stocks as stocks of the largest 1000 companies in the US. Small capitalization companies include all other US companies.
                       The Fund invests in stocks that appear to be undervalued on the basis of earnings, cash flow or private market value.

                       The Fund employs a "multi-manager" approach whereby portions of the Fund are allocated to different money managers whose approaches are intended to complement one another. The Fund intends to be fully invested at all times.

   Principal Risks     An investment in the Select Value Fund, like any
                       investment, has risks. The value of the Fund fluctuates, and you could lose money. The principal risks of investing in the Fund are those associated with investing in equity securities, particularly in using a value style of security selection, using a multi-manager approach, securities lending and exposing liquidity reserves to equity markets. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions, and/or economic conditions. Please refer to the "Risks" section later in this Prospectus for further details.

EQUITY INCOME FUND

   Investment          To provide capital appreciation.
   Objective

   Principal           The Equity Income Fund invests primarily in common
   Investment          stocks of medium and large capitalization companies,
   Strategies          most of which are US based. While market capitalization
                       changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund generally defines large and medium capitalization stocks as stocks of the largest 1000 companies in the US. Because the Fund's investment objective is primarily to provide capital appreciation, the Fund generally pursues a value style of securities selection.

                       The Fund employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses two principal investment styles intended to complement one another: a Yield Substyle and a Low Price/Earnings Ratio Substyle. The Fund intends to be fully invested at all times.

   Principal Risks     An investment in the Equity Income Fund, like any
                       investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with investing in equity securities, particularly in using a value style of security selection, using a multi-manager approach, securities lending and exposing liquidity reserves to equity markets. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Please refer to the "Risks" section later in this Prospectus for further details.

EQUITY III FUND

   Investment          To provide capital appreciation.
   Objective

   Principal           The Equity III Fund invests primarily in common stocks
   Investment          of medium and large capitalization companies, most of
   Strategies          which are US based. While market capitalization changes
                       over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund generally defines large and medium capitalization stocks as stocks of the largest 1000 companies in the US. Because the Fund's investment objective is primarily to provide capital appreciation, the Fund generally pursues a value style of securities selection.

                       The Fund employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses two principal investment styles intended to complement one another: a Yield Substyle and a Low Price/Earnings Ratio Substyle. The Fund intends to be fully invested at all times.

   Principal Risks     An investment in the Equity III Fund, like any
                       investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with investing in equity securities, particularly in using a value style of security selection, using a multi-manager approach, securities lending and exposing liquidity reserves to equity markets. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Please refer to the "Risks" section later in this Prospectus for further details.

   An investment in any Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                  Performance

   The following bar charts illustrate the risks of investing in the Funds by showing how the performance of the Select Value Fund's and the Equity Income Fund's Class S Shares and the Equity III Funds Class I Shares varies from year to year over a 10-year period (or, if a Fund has not been in operation for 10 years, since the beginning of that Fund's operations). The return (both before and after tax) for the other classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those classes. The highest and lowest quarterly returns during the period shown in the bar charts for the Select Value Fund's and the Equity Income Fund's Class S Shares and the Equity III Funds Class I Shares are set forth below the bar charts. For periods prior to April 1, 1995, performance results for the Equity III Fund do not reflect deduction of investment management fees.

   The tables accompanying the bar charts further illustrate the risks of investing in the Funds by showing how each Fund's average annual returns for 1, 5 and 10 years (or, if a Fund has not been in operation for 10 years, since the beginning of operations of the Fund) compare with the returns of certain indexes that measure broad market performance. Index returns do not reflect deduction for fees, expenses or taxes. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If a Fund has realized capital losses, the total return after taxes on distributions and sale of Fund shares may be higher than the total return before taxes and the total return after taxes on distributions. The calculation of total return after taxes on distributions and sale of Fund shares assumes that a shareholder has sufficient capital gains of the same character to offset any capital losses on a sale of Fund shares and that the shareholder may therefore deduct the entire capital loss.

   The returns shown for the Class E Shares first issued prior to May 18, 1998 reflect the deduction of Rule 12b-1 distribution fees from the date each Fund's Class E Shares were first issued, which is identified below, until May 18, 1998. Effective May 18, 1998, Class E Shares of the Funds no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that date. The returns shown have not been increased to reflect the effect of the elimination of those fees. Returns for periods prior to the date that each Fund (other than the Select Value Fund) first issued its Class E Shares are those of the Fund's Class S Shares, and therefore do not reflect deduction of Rule 12b-1 distribution or shareholder servicing fees. The Equity Income Fund and the Equity III Fund commenced operations of their Class E Shares on November 4, 1996 and the Select Value Fund commenced operations on January 31, 2001.

   Past performance, both before-tax and after-tax, is no indication of future results.

                               Select Value Fund

                             Annual Total Returns
                       (for the years ended December 31)
                                    Class S

                                    [CHART]

                                  2002 -18.81%


                        Best Quarter:  8.96% (4Q/01)
                        Worst Quarter: (17.49%) (3Q/02)


Average annual total returns                                    Since
for the periods ended December 31, 2002               1 Year  Inception*
---------------------------------------              -------- ----------

Return Before Taxes, Class C........................ (19.69)%  (14.49)%

Return Before Taxes, Class E........................ (18.86)%  (13.75)%

Return Before Taxes, Class I........................ (18.73)%  (13.43)%

Return Before Taxes, Class S........................ (18.81)%  (13.53)%

Return After Taxes on Distributions, Class S........ (19.13)%  (13.90)%

Return After Taxes on Distributions and Sale of
  Funds Shares, Class S............................. (11.54)%  (10.83)%

Russell 1000(R) Value Index......................... (15.52)%  (11.31)%

*  The Select Value Fund commenced operations on January 31, 2001.

                              Equity Income Fund

                             Annual Total Returns
                       (for the years ended December 31)
                                    Class S

                                    [CHART]

                            1993               13.23%
                            1994                0.69%
                            1995               34.76%
                            1996               21.45%
                            1997               33.59%
                            1998               12.99%
                            1999                0.25%
                            2000                0.15%
                            2001               -7.73%
                            2002              -20.29%

                        Best Quarter:  15.67% (4Q/98)
                        Worst Quarter: (19.97%) (3Q/02)


Average annual total returns
for the periods ended December 31, 2002               1 Year  5 Years 10 Years
---------------------------------------              -------- ------- --------

Return Before Taxes, Class C........................ (21.01)% (4.37)%   7.05%

Return Before Taxes, Class E........................ (20.46)% (3.83)%   7.35%

Return Before Taxes, Class S........................ (20.29)% (3.55)%   7.59%

Return After Taxes on Distributions, Class S........ (20.50)% (4.88)%   4.26%

Return After Taxes on Distributions and Sale of
  Fund Shares, Class S.............................. (12.45)% (2.95)%   5.04%

Russell 1000(R) Value Index......................... (15.52)%   1.16%  10.81%

                                Equity III Fund

                             Annual Total Returns
                       (for the years ended December 31)
                                    Class I

                                    [CHART]

                            1993               14.95%
                            1994                1.16%
                            1995               35.96%
                            1996               20.90%
                            1997               33.13%
                            1998               11.53%
                            1999                0.25%
                            2000                1.15%
                            2001               -7.51%
                            2002              -19.92%



                        Best Quarter:  15.78% (4Q/98)
                        Worst Quarter: (19.78%) (3Q/02)


Average annual total returns
for the periods ended December 31, 2002               1 Year  5 Years 10 Years
---------------------------------------              -------- ------- --------

Return Before Taxes, Class E........................ (20.12)% (3.65)%   7.76%

Return Before Taxes, Class I........................ (19.92)% (3.48)%   7.86%

Return After Taxes on Distributions, Class I........ (20.33)% (4.88)%   4.28%

Return After Taxes on Distributions and Sale of
  Fund Shares, Class I.............................. (12.22)% (2.88)%   5.18%

Russell 1000(R) Value Index......................... (15.52)%   1.16%  10.81%

                               Fees and Expenses

   The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Funds.

   If you purchase Class I Shares of certain Funds, you or your Financial Intermediary may pay an annual shareholder investment services fee directly to FRIMCo pursuant to a separate agreement with FRIMCo. The fee is calculated as a percentage of the amount you or your Financial Intermediary have invested in the Funds and may range from 0.00% to 0.40% of the amount invested.

                               Shareholder Fees
                   (fees paid directly from your investment)

                                     Maximum Sales
                       Maximum Sales Charge (Load)
                       Charge (Load)  Imposed on      Maximum
                        Imposed on    Reinvested   Deferred Sales Redemption Exchange
                         Purchases     Dividends   Charge (Load)     Fees      Fees
                       ------------- ------------- -------------- ---------- --------
All Funds, All Classes     None          None           None         None      None

                       Annual Fund Operating Expenses##
                 (expenses that are deducted from Fund assets)
                               (% of net assets)

                                                           Other
                                                          Expenses
                                                         (including     Total
                                                       Administrative   Gross
                                                          Fees and     Annual                   Total Net
                                          Distribution  Shareholder     Fund    Fee Waivers and   Fund
                                 Advisory   (12b-1)      Servicing    Operating     Expense     Operating
                                   Fee      Fees###        Fees)      Expenses  Reimbursements# Expenses
                                 -------- ------------ -------------- --------- --------------- ---------
Class C Shares*
  Select Value**, #.............  0.70%      0.75%         1.03%        2.48%       (0.29)%       2.19%
  Equity Income**...............  0.75%      0.75%         1.43%        2.93%         0.00%       2.93%
Class E Shares*
  Select Value**, #.............  0.70%      0.00%         0.85%        1.55%       (0.29)%       1.26%
  Equity Income**...............  0.75%      0.00%         1.43%        2.18%         0.00%       2.18%
  Equity III**..................  0.55%      0.00%         1.30%        1.85%         0.00%       1.85%
Class I Shares
  Select Value**, #.............  0.70%      0.00%         0.58%        1.28%       (0.33)%       0.95%
  Equity III**..................  0.55%      0.00%         1.05%        1.60%         0.00%       1.60%
Class S Shares
  Select Value**, #.............  0.70%      0.00%         0.64%        1.34%       (0.29)%       1.05%
  Equity Income**...............  0.75%      0.00%         1.18%        1.93%         0.00%       1.93%

* "Other Expenses" include a shareholder servicing fee of 0.25% of average daily net assets of this class of Shares.

** Expenses for this class have been restated to reflect estimated expenses expected to be incurred during the fiscal year ending October 31, 2003.

# For the Select Value Fund, FRIMCo has contractually agreed to waive, at least until February 29, 2004, up to the full amount of its transfer agency fees, administrative fees, and advisory fees to the extent that expenses for Class C, Class E, Class I and Class S exceed 2.25%, 1.40%, 0.95% and 1.15%, respectively, of the average daily net assets of each such class on an annual basis. If a waiver of advisory fees is required for any class of shares of the Fund, advisory fees will be waived equally across all classes of the Fund. This may result in a waiver amount that is greater than what is required to reduce total net operating expenses for Class E and Class S to 2.25%, 1.40%, 0.95% and 1.15%, respectively.

## If you purchase Shares through a Financial Intermediary, such as a bank or an investment advisor, you may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your Financial Intermediary for information concerning what additional fees, if any, will be charged.

### Pursuant to the rules of the National Association of Securities Dealers, Inc. ("NASD"), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Class C Shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class C Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

   In addition to the advisory and administrative fees payable by the Funds to FRIMCo, each Fund that invests its uninvested cash balances or collateral received in securities lending transactions in one or more of FRIC's money market funds pursuant to the terms and conditions of an exemptive order will bear indirectly a proportionate share of that money market fund's operating expenses, which include the advisory and administrative fees that such money market fund pays to FRIMCo. Currently, the uninvested cash balances and collateral for all Funds are invested in FRIC's Money Market Fund. The aggregate annual rate of advisory and administrative fees payable to FRIMCo on the uninvested cash balances and collateral invested in FRIC's Money Market Fund are 0.10% (net of fee waivers and reimbursements).

Example

   This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

   The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the three, five and ten year periods does not take into account the effect of any current fee waivers contractually agreed to by FRIMCo through February 29, 2004. The calculation of costs for the one year period does take into account such waivers.

   Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                             1 Year 3 Years 5 Years 10 Years
                                             ------ ------- ------- --------
    Class C Shares
      Select Value Fund.....................  $222   $745   $1,294   $2,793
      Equity Income Fund....................   296    907    1,543    3,252
    Class E Shares
      Select Value Fund.....................   128    461      817    1,820
      Equity Income Fund....................   221    682    1,169    2,513
      Equity III............................   188    582    1,001    2,169
    Class I Shares
      Select Value Fund.....................    97    374      671    1,517
      Equity III Fund.......................   163    505      871    1,900
    Class S Shares
      Select Value Fund.....................   107    396      706    1,587
      Equity Income Fund....................   196    606    1,042    2,254

                        SUMMARY COMPARISON OF THE FUNDS

        Fund                                   Focus
 ------------------ -----------------------------------------------------------
 Select Value Fund. Maximum total return primarily through capital appreciation
 Equity Income Fund Capital appreciation
 Equity III Fund... Capital appreciation

                           THE PURPOSE OF THE FUNDS
                  MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

   The Frank Russell Investment Company ("FRIC") funds ("FRIC Funds") are offered through certain bank trust departments, registered investment advisors, broker-dealers and other financial services organizations that have been selected by the Funds' advisor or distributor ("Financial Intermediaries"). Most FRIC Funds are designed to provide a means for investors to use Frank Russell Investment Management Company's ("FRIMCo") and Frank Russell Company's ("Russell") "multi-style, multi-manager diversification" investment method and to obtain FRIMCo's and Russell's money manager evaluation services.

   Unlike most investment companies that have a single organization that acts as both administrator and investment advisor, the Funds divide responsibility for corporate management and investment advice between FRIMCo and a number of different money managers.

   Three functions form the core of Russell's consulting services:

  . Objective Setting: Defining appropriate investment objectives and desired investment returns, based on a client's unique situation and risk tolerance.

  . Asset Allocation: Allocating a client's assets among different asset classes, such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate, in a way most likely to achieve the client's objectives and desired returns.

  . Money Manager Research: Evaluating and recommending professional investment advisory and management organizations ("money managers") to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies.

   When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique. The goals of this process are to reduce risk and to increase returns. While this process forms the basis of the FRIC Funds' investment philosophy, it is extrinsic to the FRIC Funds and cannot be replicated by investing in only a single FRIC Fund.

   The FRIC Funds believe investors should seek to hold fully diversified portfolios that reflect both their own investment time horizons and their ability to accept risk. The FRIC Funds believe that for many, this can be accomplished through strategically purchasing shares in one or more FRIC Funds which have been structured to provide access to specific asset classes employing a multi-style, multi-manager approach.

   Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities, over the past 50 years, have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time asset classes with greater risk may also underperform lower risk asset classes, on either a risk adjusted or absolute basis. Investors should select a mix of asset classes that reflects their overall ability to withstand market fluctuations over their investment horizons.

   Studies have shown that no single investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities with growth characteristics may outperform styles favoring income producing securities, and vice versa. For this reason, no single manager has consistently outperformed the market over extended periods. Although performance cycles tend to repeat themselves, they do not do so predictably.

   The FRIC Funds believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within subsets or styles of specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. Most FRIC Funds combine these select managers with other managers within the same asset class who employ complementary styles. By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to the risk of any one investment style going out of favor.

   By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to design portfolios that meet their specific investment needs.

   Each Fund conducts its business through a number of service providers who act on their behalf. FRIMCo, the Funds' administrator and investment advisor, performs the Funds' day to day corporate management and also evaluates and oversees the Funds' money managers. Each of the Fund's money managers makes all investment decisions for the portion of the Fund assigned to it by FRIMCo. The Funds' custodian, State Street Bank, maintains custody of all of the Funds' assets. FRIMCo, in its capacity as the Funds' transfer agent, is responsible for maintaining the Funds' shareholder records and carrying out shareholder transactions. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.

                      INVESTMENT OBJECTIVE AND PRINCIPAL
                             INVESTMENT STRATEGIES

SELECT VALUE FUND

   Investment          To provide capital appreciation.
   Objective

   Principal           The Select Value Fund invests primarily in large and
   Investment          medium capitalization value stocks with some exposure to
   Strategies          small capitalization stocks. While market capitalization
                       changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund generally defines large and medium capitalization stocks as stocks of the largest 1000 companies in the US. On May 31, 2002, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $309 billion to $1.3 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between index reconstitutions and at the time of the next index reconstitution. Small capitalization companies include all other US companies.
                       The Fund invests in stocks that appear to be undervalued on the basis of earnings, cash flow or private market value.

                       The Fund employs a "multi-manager" approach whereby portions of the Fund are allocated to different money managers whose approaches to identifying undervalued securities are intended to complement one another. While specific stock selection criteria are unique to each manager, each manager purchases stocks of companies deemed to be undervalued in the market.

                       When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment approach, portfolio characteristics and performance patterns in different market environments. Portfolio characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                       The Fund intends to be fully invested at all times.

                       Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund may expose these reserves to the performance of appropriate equity markets, usually by use of stock index futures contracts but the Fund may also use exchange traded and over-the-counter options and equity index swaps. This generally causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally, the Fund may invest its liquidity reserves in one or more Frank Russell Investment Company money market funds.

                       The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

                       From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

EQUITY INCOME FUND

   Investment          To provide capital appreciation.
   Objective

   Principal           The Equity Income Fund invests primarily in common
   Investment          stocks of medium and large capitalization companies,
   Strategies          most of which are US based. While market capitalization
                       changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization, the Fund generally defines large and medium capitalization stocks as stocks of the largest 1000 companies in the US. On May 31, 2002, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $309 billion to $1.3 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between index reconstitutions and at the time of the next index reconstitution. Because the Fund's investment objective is primarily to provide capital appreciation, the Fund generally pursues a value style of securities selection, emphasizing investments in common stocks of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues or cash flow.

                       The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Fund will provide 60 days' notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. Equity securities include common stocks, securities convertible into common stocks and securities having common stock characteristics or other derivative instruments whose value is based on common stocks, such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depositary receipts, futures contracts and swaps.

                       The Fund employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses the following principal investment styles intended to complement one another:

                         . Yield Substyle emphasizes investments in equity securities with above-average yield relative to the market.

                         . Low Price/Earnings Ratio Substyle emphasizes investments in equity securities of companies that are considered undervalued relative to their corporate worth, based on earnings, book or asset value, revenues or cash flow. From time to time, this substyle may also include investments in companies with above-average earnings growth prospects, if they appear to be undervalued in relation to their securities' historical price levels.

                       When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment substyle and performance record, as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                       The Fund intends to be fully invested at all times.

                       Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund may expose these reserves to the performance of appropriate equity markets, usually by use of stock index futures contracts but the Fund may also use exchange traded and over-the-counter options and equity index swaps. This generally causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally, the Fund may invest its liquidity reserves in one or more Frank Russell Investment Company money market funds.

                       The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

                       From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

EQUITY III FUND

   Investment          To provide capital appreciation.
    Objective

   Principal           The Equity III Fund invests primarily in common stocks
    Investment         of medium and large capitalization companies, most of
    Strategies         which are US based. While market capitalization changes
                       over time and there is not one universally accepted definition of the lines between large, medium and small capitalization, the Fund generally defines large and medium capitalization stocks as stocks of the largest
                       1000 companies in the US. On May 31, 2002, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $309 billion to $1.3 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between index reconstitutions and at the time of the next index reconstitution. Because the Fund's investment objective is primarily to provide capital appreciation, the Fund generally pursues a value style of securities selection, emphasizing investments in common stocks of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues or cash flow.

                       The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Fund will provide 60 days' notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. Equity securities include common stocks, securities convertible into common stocks and securities having common stock characteristics or other derivative instruments whose value is based on common stocks, such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depositary receipts, futures contracts and swaps.

                       The Fund employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses the following principal investment styles intended to complement one another:

                         . Yield Substyle emphasizes investments in equity securities with above-average yield relative to the market.

                         . Low Price/Earnings Ratio Substyle emphasizes investments in equity securities of companies that are considered undervalued relative to their corporate worth, based on earnings, book or asset value, revenues or cash flow. From time to time, this substyle may also include investments in companies with above-average earnings growth prospects, if they appear to be undervalued in relation to their securities' historical price levels.

                       When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment substyle and performance record, as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                       The Fund intends to be fully invested at all times.

                       Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund may expose these reserves to the performance of appropriate equity markets, usually by use of stock index futures contracts but the Fund may also use exchange traded and over-the-counter options and equity index swaps. This generally causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally, the Fund may invest its liquidity reserves in one or more Frank Russell Investment Company money market funds.

                       The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

                       From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

                                     RISKS

   An investment in the Funds, like any investment, has risks. The value of each Fund fluctuates and you could lose money. The following table describes principal types of risks that each Fund is subject to and lists next to each description the Funds most likely to be affected by the risk. Other Funds that are not listed may be subject to one or more of the risks, but not in a way that is expected to principally affect the performance of such Funds as a whole. Please refer to the Funds' Statement of Additional Information for a discussion of risks associated with types of securities held by the Funds and the investment practices employed by the individual Funds.

     Risk Associated With                            Description                      Relevant Fund
-------------------------------  ---------------------------------------------------- -------------

Multi-Manager Approach           The investment styles employed by a Fund's           Equity Income
                                 money managers may not be complementary.             Select Value
                                 The interplay of the various strategies employed     Equity III
                                 by a Fund's multiple money managers may
                                 result in a Fund holding a concentration of
                                 certain types of securities. This concentration
                                 may be beneficial or detrimental to a Fund's
                                 performance depending upon the performance
                                 of those securities and the overall economic
                                 environment. The multi-manager approach
                                 could result in a high level of portfolio turnover,
                                 resulting in higher Fund brokerage expenses and
                                 increased tax liability from a Fund's realization
                                 of capital gains.

Equity Securities                The value of equity securities will rise and fall    Equity Income
                                 in response to the activities of the company that    Select Value
                                 issued the stock, general market conditions and/     Equity III
                                 or economic conditions.

..    Value Stocks                Investments in value stocks are subject to risks     Equity Income
                                 that (i) their intrinsic values may never be         Select Value
                                 realized by the market or (ii) such stock may        Equity III
                                 turn out not to have been undervalued.

..    Securities of Small         Investments in smaller companies may involve         Select Value
     Capitalization Companies    greater risks because these companies generally
                                 have a limited track record. Smaller companies
                                 often have narrower markets and more limited
                                 managerial and financial resources than larger,
                                 more established companies. As a result, their
                                 performance can be more volatile, which may
                                 increase the volatility of a Fund's portfolio.

Exposing Liquidity Reserves to   By exposing its liquidity reserves to an equity      Equity Income
Equity Markets                   market, principally by use of equity index           Select Value
                                 futures but also by use of exchange traded and       Equity III
                                 over-the-counter options and equity index
                                 swaps, a Fund's performance tends to correlate
                                 more closely to the performance of that market
                                 as a whole. However, the market performance of
                                 these instruments may not correlate precisely to
                                 the performance of a stock market. This
                                 approach increases a Fund's performance if the
                                 particular equity market rises and reduces a
                                 Fund's performance if the particular equity
                                 market declines.

Securities Lending               If a borrower of a Fund's securities fails           Equity Income
                                 financially, the Fund's recovery of the loaned       Select Value
                                 securities may be delayed or the Fund may lose       Equity III
                                 its rights to the collateral which could result in a
                                 loss to a Fund.

                            MANAGEMENT OF THE FUNDS

   The Funds' investment advisor is FRIMCo, 909 A Street, Tacoma, Washington 98402. FRIMCo pioneered the "multi-style, multi-manager" investment method in mutual funds and, as of December 31, 2002, managed over $14.5 billion in more than 35 mutual fund portfolios. FRIMCo was established in 1982 to serve as the investment management arm of Russell.

   Russell, which acts as consultant to the Funds, was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell provides FRIMCo and the FRIC Funds with the asset management consulting services that it provides to its other consulting clients. The Funds do not compensate Russell for these services. Russell and its affiliates have offices around the world, in Tacoma, New York, Toronto, London, Paris, Sydney, Auckland, Singapore and Tokyo.

   Russell is a subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company headquartered in Milwaukee, Wisconsin. In the life and health insurance category, it was named the most admired company in the US in Fortune's corporate reputation survey published in 2002.

   FRIMCo recommends money managers to the Funds, allocates Fund assets among them, oversees them and evaluates their results. FRIMCo also oversees the management of the Funds' liquidity reserves. The Funds' money managers select the individual portfolio securities for the assets assigned to them.

   FRIMCo's officers and employees who oversee the money managers of the FRIC Funds are:

  . Randall P. Lert, who has been Chief Investment Officer of FRIMCo since June 1989.

  . Ernest Ankrim, Ph.D., Chief Investment Strategies since January 2003. Dr. Ankrim was Director, Portfolio Strategy for FRIMCo from January 2001 to December 2002. From 1995 to January, 2001, Dr. Ankrim was Director of Portfolio Research for FRIMCo.

  . Randal C. Burge, Director, Global Equity since January 2003. Mr. Burge was Director, Portfolio Management from December 2001 to December 2002. From 1999 to 2001, Mr. Burge was Director of Global Fixed Income for FRIMCo. From 1995 to 1999, Mr. Burge was a Portfolio Manager of FRIMCo.

  . Jean Carter, Managing Director, Strategic Investment Resources since January 2003. Ms. Carter was Director, North American IMG from December 2001 to December 2002. From 1999 to 2001, Ms. Carter was Director of Global Fixed Income for FRIMCo. From 1994 to 1999, Ms. Carter was a Portfolio Manager of FRIMCo.

  . Ron Dugan, who has been a Portfolio Manager of FRIMCo since November 2000. From 1993 to 2000, Mr. Dugan was employed by the Baptist Foundation of Texas where he held the positions of Senior Investment Analyst from 1993 to 1998, Investment Officer from 1998 to 1999 and Chief Investment Officer from 1999 to 2000.

  . James M. Imhof, Director of FRIMCo's Portfolio Trading, manages the FRIC Funds' liquidity portfolios on a day to day basis and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

  . Erik W. Ogard, who has been a Portfolio Manager of FRIMCo since March 2000. Mr. Ogard was a Research Analyst for Russell from 1995 to 1997 and a Senior Research Analyst for Russell from 1997 to 2000.

  . Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since January 1996.

   The following lists the officers and employees who have primary responsibility for the management of the FRIC Funds:

  . Erik Ogard, Dennis Trittin and Ron Dugan have primary responsibility for the management of the Diversified Equity, Equity I, Equity II, Equity III, Equity Income, Equity Q, Quantitative Equity, Special Growth, Select Growth and Select Value Funds.

   In the last fiscal year, the aggregate annual rate of advisory and administrative fees, paid to FRIMCo monthly on a pro rata basis as a percentage of average daily net assets was: Select Value Fund, 0.35%; Equity Income Fund, 0.79%; and Equity III Fund, 0.55%. Of these aggregate amounts 0.05% is attributable to administrative services.

                              THE MONEY MANAGERS

   Each Fund allocates its assets among the money managers listed under "Money Manager Information" at the end of this Prospectus. FRIMCo, as the Funds' advisor, may change the allocation of a Fund's assets among money managers at any time. The Funds received an exemptive order from the Securities and Exchange Commission (SEC) that permits a Fund to engage or terminate a money manager at any time, subject to the approval by the Funds' Board of Trustees (Board), without a shareholder vote. A Fund notifies its shareholders within 60 days of when a money manager begins providing services. Each Fund selects money managers based primarily upon the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in the selection or termination of any money manager.

   Each money manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund. At the same time, however, each money manager must operate within each Fund's investment objectives, restrictions and policies. Additionally, each manager must operate within more specific constraints developed from time to time by FRIMCo. FRIMCo develops such constraints for each manager based on FRIMCo's assessment of the manager's expertise and investment style. By assigning more specific constraints to each money manager, FRIMCo intends to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although the money managers' activities are subject to general oversight by the Board and the Funds' officers, neither the Board, the officers, FRIMCo nor Russell evaluate the investment merits of a money manager's individual security selections.

                              PORTFOLIO TURNOVER

   The portfolio turnover rates for multi-manager funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Each of the Funds' money managers makes decisions to buy or sell securities independently from other managers. Thus, one money manager for a Fund may be selling a security when another money manager for the Fund (or for another Fund) is purchasing the same security. Also, when a Fund replaces a money manager, the new money manager may significantly restructure the investment portfolio. These practices may increase the Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction costs. When a Fund realizes capital gains upon selling portfolio securities, your tax liability increases.The annual portfolio turnover rates for each of the Funds are shown in the Financial Highlights tables in this Prospectus.

                          DIVIDENDS AND DISTRIBUTIONS

Income Dividends

   Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of distributions are not guaranteed, all distributions are at the Board's discretion. Currently, the Board intends to declare dividends from net investment income, if any, according to the following schedule:

Declared                            Payable                     Funds
--------                   -------------------------  --------------------------
Quarterly................. Mid: April, July, October  Equity Income, Select
                           and                        Value and Equity III Funds
                           December

Capital Gains Distributions

   The Board intends to declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains realized by a Fund as of October 31 of the current fiscal year. A Fund may be required to make an additional distribution if necessary, in any year for operational or other reasons. Distributions that are declared in October, November or December to shareholders of record in such months, and paid in January of the following year, will be treated for tax purposes as if received on December 31 of the year in which they were declared.

Buying a Dividend

   If you purchase Shares just before a distribution, you will pay the full price for the Shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends. To avoid "buying a dividend," check a Fund's distribution dates before you invest.

Automatic Reinvestment

   Your dividends and other distributions will be automatically reinvested at the closing net asset value on the record date, in additional Shares of the appropriate Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the payment date to your Financial Intermediary.

                                     TAXES

   In general, distributions from a Fund are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Shares or receive them in cash. Any long-term capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your Shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

   When you sell or exchange Shares, you may have a capital gain or loss. Any loss you incur if you sell or exchange Shares that you have held for six months or less will be treated as a long-term capital loss, but only to the extent that the Fund has paid you long-term capital gain dividends with respect to those Shares during that period. The tax rate on any gain from the sale or exchange of your Shares depends on how long you have held your Shares.

   The Funds make no representation as to the amount or variability of each Fund's capital gain distributions which may vary as a function of several factors including, but not limited to, prevailing dividend yield levels, general market conditions, shareholders' redemption patterns and Fund cash equitization activity.

   Fund distributions and gains from the sale or exchange of your Shares will generally be subject to state and local income tax. Non-US investors may be subject to US withholding and estate tax. You should consult your tax professional about federal, state, local or foreign tax consequences of holding Shares.

   When a Fund invests in securities of certain foreign countries, the Fund may have taxes withheld on the income received from these securities. If more than 50% of the total fair market value of the Fund's assets is made up of foreign securities, the Fund may elect to pass through such taxes to shareholders as a foreign tax credit.

   If you are a corporate investor, a portion of the dividends from net investment income paid by Equity Income Fund, Select Value Fund or Equity III Fund will generally qualify, in part, for the corporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by each Fund from domestic (US) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. You should consult your tax professional with respect to the applicability of these rules.

   By law, a Fund must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

   The tax discussion set forth above is included for general information only. You should consult your own tax adviser concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

   Additional information on these and other tax matters relating to each Fund and its shareholders is included in the section entitled "Taxes" in the Funds' Statement of Additional Information.

                       HOW NET ASSET VALUE IS DETERMINED

Net Asset Value Per Share

   The net asset value per Share is calculated for Shares of each Class of each Fund on each business day on which Shares are offered or redemption orders are tendered. For each Fund, a business day is one on which the New York Stock Exchange (NYSE) is open for regular trading. Each Fund determines net asset value at 4:00 p.m. Eastern time or as of the close of the NYSE, whichever is earlier.

Valuation of Portfolio Securities

   Securities held by the Funds are typically priced using market quotations or pricing services when the prices are believed to be reliable, that is, when the prices reflect the fair market value of the securities. The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith and in accordance with procedures established by the Board. Market quotations for non-US securities may not be considered to be readily available if a significant event, including but not limited to a significant increase or decrease in US market indices, occurs after the close of the non-US markets on which such securities are traded. If you hold Shares in a Fund that holds portfolio securities listed primarily on non-US exchanges, the net asset value of that Fund's Shares may change on a day when you will not be able to purchase or redeem that Fund's Shares. This is because the value of those portfolio securities may change on weekends or other days when that Fund does not price its Shares.

   Short term securities maturing within 60 days at the time of purchase are valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value. Under this method, a portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price which would have been received if the instrument was sold.

                         DISTRIBUTION AND SHAREHOLDER
                            SERVICING ARRANGEMENTS

   The Funds offer multiple Classes of Shares in this Prospectus: The Select Value Fund offers Classes C, E, I and S Shares. The Equity Income Fund offers Class C, E and S Shares. The Equity III Fund offers Class E and I Shares.

   Class C Shares participate in the Funds' Rule 12b-1 distribution plan and in the Funds' shareholder servicing plan. Under the distribution plan, the Funds' Class C Shares pay distribution fees of 0.75% annually for the sale and distribution of Class C Shares. Under the shareholder servicing plan, the Funds' Class C Shares pay shareholder servicing fees of 0.25% on an annualized basis for services provided to Class C shareholders. Because both of these fees are paid out of the Funds' Class C Share assets on an ongoing basis, over time these fees will increase the cost of your investment in Class C Shares of the Funds, and the distribution fee may cost an investor more than paying other types of sales charges.

   Class E Shares participate in the Funds' shareholder servicing plan. Under the shareholder servicing plan, the Funds' Class E Shares pay shareholder servicing fees of 0.25% on an annualized basis for services provided to Class E shareholders. The shareholder servicing fees are paid out of the Funds' Class E Share assets on an ongoing basis, and over time will increase the cost of your investment in the Funds.

   Class I and Class S Shares participate in neither the Funds' distribution plan nor the Funds' shareholder servicing plan.

                            HOW TO PURCHASE SHARES

   Shares are generally available only through a select network of qualified Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call Russell Investment Services at 800-787-7354 for assistance in contacting an investment professional near you.

   For Class C Shares, there is a $1,000 required minimum initial investment for each account in each Fund. For Class E Shares of the Select Value and Equity Income Funds, there is a $2,500 required minimum initial investment for each account in each Fund. For Class E and I Shares of the Equity III Fund, there is a $250,000 required minimum initial investment for each account. For Class S Shares, there is a $2,500 required minimum initial investment for each account in each Fund.

   Each Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares or the required minimum investment amounts. You may be eligible to purchase Shares if you do not meet the required initial minimum investment. You should consult your Financial Intermediary for details, which are summarized in the Funds' Statement of Additional Information.

   If you purchase Shares as part of a program of services offered by a Financial Intermediary, you may be required to pay additional fees to your Financial Intermediary. You should contact your Financial Intermediary for information concerning what additional fees, if any, may be charged.

   Financial Intermediaries may receive administrative fees from the Funds or their transfer agent for providing administrative or other services to shareholders of the Funds. Financial Intermediaries may receive shareholder servicing compensation from the Funds' Distributor with respect to Class E Shares of the Funds.

   Each Fund reserves the right to reject any purchase order for any reason.

   You may purchase Shares through a Financial Intermediary on any business day of the Funds (a day on which the NYSE is open for regular trading). Purchase orders are processed at the next net asset value per Share calculated after the Fund receives your order in proper form (as determined by your Financial Intermediary). The Funds will close early if the NYSE closes early. Any purchase order received after the close of the NYSE will be processed on the following business day at the next calculated net asset value per share.

   All purchases must be made in US dollars. Checks and other negotiable bank drafts must be drawn on US banks and made payable to "Frank Russell Investment Company" or as otherwise instructed by your Financial Intermediary. Each Fund may reject purchase orders if a payment check does not clear the bank or payment does not arrive in proper form by the settlement date. Generally, the settlement date is the first business day following receipt by the Funds of your order. However, Financial Intermediaries settling through National Securities Clearing Corporation, or in limited circumstances with prior arrangement with the Funds, may settle trades on the third business day following receipt by the Funds of your order. If you fail to properly settle a purchase, you will be responsible for any resulting loss to the Funds. In the case of insufficient funds checks, an overdraft charge may also be applied. Third party checks are generally not accepted, however exceptions may be made by prior special arrangements with certain Financial Intermediaries. Cash, checks drawn on credit card accounts, cashiers checks, money orders, traveler checks, and other cash equivalents will not be accepted.

   Frequent Trading: The Funds do not permit market-timing. Do not invest in the Funds if you are a market-timer. The Funds are intended for long-term investors. Frequent trading of Fund shares, often in response to short-term fluctuations in the market, also known as "market timing", is not permitted. Short-term or excessive trading into and out of a Fund may harm a Fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Accordingly, if you engage in this type of activity a Fund may suspend or terminate your trading privileges. A Fund may consider a shareholder's trading history in any FRIC fund including trading history in other accounts under common ownership or control in determining whether to suspend or terminate your trading privileges. This policy will not affect any shareholder's redemption rights.

Offering Dates and Times

   Orders must be received by a Fund prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier. Purchases can be made on any day when Shares are offered. Because Financial Intermediaries' processing time may vary, please ask your Financial Intermediary when your account will be credited.

Order and Payment Procedures

   Generally, you must place purchase orders for Shares through your Financial Intermediary. You may pay for your purchase by mail or funds transfer. Please contact your Financial Intermediary for instructions on how to place orders and make payment to the Funds.

Automated Investment Program

   If you invest through certain Financial Intermediaries, you may choose to make regular investments (with a minimum of $50 per Fund) in an established account on a monthly, quarterly, semiannual, or annual basis by automatic electronic funds transfer from an account held within a US domiciled bank. Depending on the capabilities of your Financial Intermediary, a separate transfer may be made for each Fund in which you purchase Shares. You may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program.

                              EXCHANGE PRIVILEGE

How to Exchange Shares

   Through your Financial Intermediary you may exchange Shares you own in one Fund for Shares of any other Fund offered by this Prospectus on the basis of the current net asset value per Share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a FRIC Fund offered through another Prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including Prospectuses for other FRIC Funds, contact your Financial Intermediary.

   Exchanges may be made if the registration of the two accounts is identical. Contact your Financial Intermediary for assistance in exchanging Shares and, because Financial Intermediaries' processing times may vary, to find out when your account will be credited or debited. To request an exchange in writing, please contact your Financial Intermediary.

   An exchange involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gain or loss may be realized. Please consult your tax adviser for more information. Shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request) at the next net asset value per share calculated after a Fund receives the exchange request in good order.

In-Kind Exchange of Securities

   FRIMCo, in its capacity as each Fund's investment advisor, may, at its discretion, permit you to acquire Shares in exchange for securities you currently own. Any securities exchanged must meet the investment objective, policies, and limitations of the appropriate Fund; have a readily ascertainable market value; be liquid; not be subject to restrictions on resale; and have a market value, plus any additional monetary investments, equal to at least $100,000.

   Shares purchased in exchange for securities generally may not be redeemed or exchanged for 15 days following the purchase by exchange or until the transfer has settled, whichever comes first. If you are a taxable investor, you will generally realize a gain or loss on the exchange for federal income tax purposes. If you are contemplating an in-kind exchange you should consult your tax adviser.

   The price at which the exchange will take place will depend upon the relative net asset value of the Shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same way the Fund values its assets. Any interest earned on the securities following their delivery to a Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Funds, along with the securities. Please contact your Financial Intermediary for further information.

Systematic Exchange Program

   If you invest through certain Financial Intermediaries, the Funds offer a systematic exchange program which allows you to redeem Shares from one or more Funds and purchase Shares of certain other FRIC Funds. Systematic exchanges may be established to occur on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic exchange program, please contact your Financial Intermediary.

   A systematic exchange involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gain or loss may be realized. Please consult your tax adviser for more information. Shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request) at the next net asset value per share calculated after a Fund receives the exchange request in good order.

                             HOW TO REDEEM SHARES

   Shares may be redeemed through your Financial Intermediary on any business day of the Funds (a day on which the NYSE is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after the Fund receives an order in proper form as determined by your Financial Intermediary. The Funds will close early if the NYSE closes early. Any redemption requests received following an early closure will be processed on the following business day at the next calculated net asset value per share. Shares recently purchased by check may not be available for redemption for 15 days following the purchase or until the check clears, whichever occurs first, to assure that the Fund has received payment for your purchase.

Redemption Dates and Times

   Redemption requests must be placed through your Financial Intermediary and received by a Fund prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier. Please contact your Financial Intermediary for instructions on how to place redemption requests. Because Financial Intermediaries' processing times may vary, please ask your Financial Intermediary when your account will be debited.

Systematic Withdrawal Program

   If you invest through certain Financial Intermediaries, the Funds offer a systematic withdrawal program which allows you to redeem your Shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic withdrawal program, please contact your Financial Intermediary. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your Shares under a systematic withdrawal program, it is a taxable transaction.

   You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

                        PAYMENT OF REDEMPTION PROCEEDS

   Your redemption proceeds will be paid in one of the following manners: (1) if you invest through certain Financial Intermediaries, your redemption proceeds will be sent directly to your Financial Intermediary who will then settle the redemption with you as agreed between you and your Financial Intermediary; (2) a check for the redemption proceeds may be sent to the shareholder(s) of record at the address of record within seven days after the Funds receive a redemption request in proper form; or (3) if you have established the electronic redemption option, your redemption proceeds can be wired to your predesignated bank account on the next bank business day after a Fund receives your redemption request in proper form. Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions less than $1,000, and your bank may charge an additional fee to receive the wire. Wire transfers can be sent to US commercial banks that are members of the Federal Reserve System. Payment will ordinarily be made within seven days after receipt of your request in proper form. Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days if an emergency condition (as determined by the SEC) exists.

                 OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

Written Instructions

   The Funds require that written instructions be in proper form and reserve the right to reject any written instructions that are not in proper form. Your Financial Intermediary will assist you in preparing and submitting transaction instructions to the Funds to insure proper form. Generally, your instructions must include:

  .  The Fund name and account number

  .  Details related to the transaction including type and amount

  .  Signatures of all owners exactly as registered on the account

  .  Any supporting legal documentation that may be required

Responsibility for Fraud

   Neither the Funds nor their transfer agent will be responsible for any account losses due to fraud so long as the Funds have a reasonable belief that the person transacting on the account is authorized to do so based on reasonable procedures followed by the Funds to ensure such authorization. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account confirmations or statements that the Funds or your Financial Intermediary send you. Contact your Financial Intermediary immediately about any transactions that you believe to be unauthorized.

Signature Guarantee

   Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to, requests for transactions or address maintenance. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, but not a notary public. Contact your Financial Intermediary for assistance in obtaining a signature guarantee.

Redemption In-Kind

   A Fund may pay for any portion of a redemption amount in excess of $250,000 by a distribution in-kind of securities from the Fund's portfolio, instead of in cash. If you receive an in-kind distribution of portfolio securities, and choose to sell them, you will incur brokerage charges and continue to be subject to tax consequences and market risk pending any sale.

Uncashed Checks

   Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

Registration of Fund Accounts

   Many brokers, employee benefit plans and bank trusts combine their clients' holdings in a single omnibus account with the Funds held in the brokers', plans', or bank trusts' own name or "street name." Therefore, if you hold Shares through a brokerage account, employee benefit plan or bank trust fund, a Fund may have records only of that Financial Intermediary's omnibus account. In this case, your broker, employee benefit plan or bank is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Shares directly through the Funds, but can do so only through your broker, plan administrator or bank. Ask your Financial Intermediary for information on whether your Shares are held in an omnibus account.

                             FINANCIAL HIGHLIGHTS

   The following financial highlights table are intended to help you understand the Funds' financial performance for at least the past 60 months (or, if a Fund or Class has not been in operation for 60 months, since the beginning of operations for that Fund or Class). Certain information reflects financial results for a single Fund Share throughout each of the periods shown below. The total returns in the table represent how much your investment in a Fund would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which are available upon request.

   The information in the following tables represents the Financial Highlights for the Funds' Class E and Class S Shares, respectively, for the periods shown.

Select Value Fund--Class C Shares

                                                                   Fiscal
                                                                 Year Ended
                                                                 October 31,
                                                              ----------------
                                                                2002    2001*
                                                              -------  -------
 Net Asset Value, Beginning of Period........................ $  8.51  $ 10.00
                                                              -------  -------
 Income From Operations
   Net investment income (loss)(a)**.........................    (.02)      --
   Net realized and unrealized gain (loss)...................   (1.07)   (1.48)
                                                              -------  -------
    Total income from operations.............................   (1.09)   (1.48)
                                                              -------  -------
 Distributions
   From net investment income................................    (.01)    (.01)
                                                              -------  -------
 Net Asset Value, End of Period.............................. $  7.41  $  8.51
                                                              =======  =======
 Total Return (%)(b).........................................  (12.82)  (14.76)

 Ratios/Supplemental Data:
   Net Assets, end of period (in thousands)..................   2,061    1,844
   Ratios to average net assets (%)(c):
    Operating expenses, net..................................    2.00     2.00
    Operating expenses, gross................................    2.40     2.64
    Net investment income (loss).............................    (.27)     .00

   Portfolio turnover rate (%)...............................   92.95    71.75

  * For the period January 31, 2001 (commencement of operations) to October 31, 2001.
  ** Less than $.01 per share for the period ended October 31, 2001.
 (a) Average month-end shares outstanding were used for this calculation.
 (b) Periods less than one year are not annualized.
 (c) The ratios for periods less than one year are annualized.

Select Value Fund--Class E Shares

                                                                         Fiscal
                                                                       Year Ended
                                                                       October 31,
                                                                       -----------
                                                                          2002      2001*
                                                                       ----------- -------
Net Asset Value, Beginning of Period..................................   $  8.53   $ 10.00
                                                                         -------   -------
Income From Operations
  Net investment income(a)............................................       .06       .05
  Net realized and unrealized gain (loss).............................     (1.07)    (1.48)
                                                                         -------   -------
   Total income from operations.......................................     (1.01)    (1.43)
                                                                         -------   -------
Distributions
  From net investment income..........................................      (.06)     (.04)
                                                                         -------   -------
Net Asset Value, End of Period........................................   $  7.46   $  8.53
                                                                         =======   =======
Total Return (%)(b)...................................................    (11.86)   (14.33)

Ratios/Supplemental Data:
  Net Assets, end of period (in thousands)............................     3,314     3,155
  Ratios to average net assets (%)(c):
   Operating expenses, net............................................      1.04      1.25
   Operating expenses, gross..........................................      1.43      1.85
   Net investment income..............................................       .70       .76

  Portfolio turnover rate (%).........................................     92.95     71.75

  * For the period January 31, 2001 (commencement of operations) to October 31, 2001.
 (a) Average month-end shares outstanding were used for this calculation.
 (b) Periods less than one year are not annualized.
 (c) The ratios for periods less than one year are annualized.

Select Value Fund--Class I Shares

                                                       Fiscal
                                                     Year Ended
                                                     October 31,
                                                     -----------
                                                        2002      2001*
                                                     ----------- -------
       Net Asset Value, Beginning of Period.........   $  8.54   $ 10.00
                                                       -------   -------
       Income From Operations
         Net investment income(a)...................       .08       .09
         Net realized and unrealized gain (loss)....     (1.07)    (1.48)
                                                       -------   -------
          Total income from operations..............      (.99)    (1.39)
                                                       -------   -------
       Distributions
         From net investment income.................      (.09)     (.07)
                                                       -------   -------
       Net Asset Value, End of Period...............   $  7.46   $  8.54
                                                       =======   =======
       Total Return (%)(b)..........................    (11.72)   (13.92)

       Ratios/Supplemental Data:
         Net Assets, end of period (in thousands)...    35,169    28,983
         Ratios to average net assets (%)(c):
          Operating expenses, net...................       .79       .79
          Operating expenses, gross.................      1.22      1.48
          Net investment income.....................       .95      1.25

         Portfolio turnover rate (%)................     92.95     71.75

  * For the period January 31, 2001 (commencement of operation) to October 31, 2001.
 (a) Average month-end shares outstanding were used for this calculation.
 (b) Periods less than one year are not annualized.
 (c) The ratios for periods less than one year are annualized.

Select Value Fund--Class S Shares

                                                                         Fiscal
                                                                       Year Ended
                                                                       October 31,
                                                                       -----------
                                                                          2002      2001*
                                                                       ----------- -------
Net Asset Value, Beginning of Period..................................   $  8.53   $ 10.00
                                                                         -------   -------
Income From Operations
  Net investment income(a)............................................       .07       .08
  Net realized and unrealized gain (loss).............................     (1.07)    (1.48)
                                                                         -------   -------
   Total income from operations.......................................     (1.00)    (1.40)
                                                                         -------   -------
Distributions
  From net investment income..........................................      (.08)     (.07)
                                                                         -------   -------
Net Asset Value, End of Period........................................   $  7.45   $  8.53
                                                                         =======   =======
Total Return (%)(b)...................................................    (11.78)   (14.04)

Ratios/Supplemental Data:
  Net Assets, end of period (in thousands)............................    31,806    31,288
  Ratios to average net assets (%)(c):
   Operating expenses, net............................................       .87       .86
   Operating expenses, gross..........................................      1.27      1.50
   Net investment income..............................................       .86      1.18

  Portfolio turnover rate (%).........................................     92.95     71.75

  * For the period January 31, 2001 (commencement of operation) to October 31, 2001.
 (a) Average month-end shares outstanding were used for this calculation.
 (b) Periods less than one year are not annualized.
 (c) The ratios for periods less than one year are annualized.

Equity Income Fund--Class C Shares

                                                   Fiscal
                                                 Year Ended
                                                 October 31,
                                              ----------------
                                                2002     2001    2000*   1999**
                                              -------  -------  ------  -------
Net Asset Value, Beginning of Period......... $ 31.27  $ 36.72  $37.02  $ 40.38
                                              -------  -------  ------  -------
Income From Operations
  Net investment income (loss)(a)............    (.12)    (.15)   (.06)     .04
  Net realized and unrealized gain (loss)....   (5.29)   (5.30)   (.03)     .66
                                              -------  -------  ------  -------
   Total income from operations..............   (5.41)   (5.45)   (.09)     .70
                                              -------  -------  ------  -------
Distributions
  From net investment income.................    (.02)      --      --     (.17)
  From net realized gain.....................      --       --    (.19)   (3.89)
  Tax return of capital......................    (.01)      --    (.02)      --
                                              -------  -------  ------  -------
   Total distributions.......................    (.03)      --    (.21)   (4.06)
                                              -------  -------  ------  -------
Net Asset Value, End of Period............... $ 25.83  $ 31.27  $36.72  $ 37.02
                                              =======  =======  ======  =======
Total Return (%)(b)..........................  (17.31)  (14.84)   (.17)    2.03

Ratios/Supplemental Data:
  Net Assets, end of period (in thousands)...   2,701    1,070   1,035      995
  Ratios to average net assets (%)(c):
   Operating expenses........................    2.47     2.36    2.31     2.10
   Net investment income (loss)..............    (.40)    (.44)   (.22)     .10

  Portfolio turnover rate (%)................  112.82   119.47   99.20   137.94

  *  For the ten months ended October 31, 2000.
  ** For the period January 27, 1999 (commencement of sale) to December 31,
     1999.
 (a) Average month-end shares outstanding were used for this calculation.
 (b) Periods less than one year are not annualized.
 (c) The ratios for periods less than one year are annualized.

Equity Income Fund--Class E Shares

                                                   Fiscal
                                                 Year Ended
                                                 October 31,             Year Ended December 31,
                                              ----------------          -------------------------
                                                2002     2001    2000*    1999     1998     1997
                                              -------  -------  ------  -------  -------  -------
Net Asset Value, Beginning of Period......... $ 31.55  $ 36.89  $37.20  $ 41.45  $ 41.43  $ 40.22
                                              -------  -------  ------  -------  -------  -------
Income From Operations
  Net investment income(a)...................     .09      .11     .15      .33      .37      .32
  Net realized and unrealized gain (loss)....   (5.35)   (5.35)   (.02)    (.44)    4.49    12.20
                                              -------  -------  ------  -------  -------  -------
   Total income from operations..............   (5.26)   (5.24)    .13     (.11)    4.86    12.52
                                              -------  -------  ------  -------  -------  -------
Distributions
  From net investment income.................    (.12)    (.10)   (.23)    (.25)    (.51)    (.07)
  From net realized gain.....................      --       --    (.19)   (3.89)   (4.33)  (11.24)
  Tax return of capital......................    (.06)      --    (.02)      --       --       --
                                              -------  -------  ------  -------  -------  -------
   Total distributions.......................    (.18)    (.10)   (.44)   (4.14)   (4.84)  (11.31)
                                              -------  -------  ------  -------  -------  -------
Net Asset Value, End of Period............... $ 26.11  $ 31.55  $36.89  $ 37.20  $ 41.45  $ 41.43
                                              =======  =======  ======  =======  =======  =======
Total Return (%)(b)..........................  (16.74)  (14.22)    .46      .04    12.41    32.68

Ratios/Supplemental Data:
  Net Assets, end of period (in thousands)...   1,117      943   1,095    1,061      745      338
  Ratios to average net assets (%)(c):
   Operating expenses........................    1.73     1.61    1.56     1.35     1.42     1.74
   Net investment income.....................     .29      .30     .53      .80      .90      .77

  Portfolio turnover rate (%)................  112.82   119.47   99.20   137.94   149.63   139.33

  *  For the ten months ended October 31, 2000.
 (a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
 (b) Periods less than one year are not annualized.
 (c) The ratios for periods less than one year are annualized.

Equity Income Fund--Class S Shares

                                                    Fiscal
                                                  Year Ended
                                                 October 31,                  Year Ended December 31,
                                              -----------------            ----------------------------
                                                2002     2001      2000*     1999      1998      1997
                                              -------  --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period......... $ 31.38  $  36.68  $  36.92  $  41.26  $  41.08  $  40.22
                                              -------  --------  --------  --------  --------  --------
Income From Operations
  Net investment income(a)...................     .16       .20       .23       .41       .55       .69
  Net realized and unrealized gain (loss)....   (5.33)    (5.31)     (.03)     (.44)     4.49     12.11
                                              -------  --------  --------  --------  --------  --------
   Total income from operations..............   (5.17)    (5.11)      .20      (.03)     5.04     12.80
                                              -------  --------  --------  --------  --------  --------
Distributions
  From net investment income.................    (.16)     (.19)     (.23)     (.42)     (.53)     (.70)
  From net realized gain.....................      --        --      (.19)    (3.89)    (4.33)   (11.24)
  Tax return of capital......................    (.09)       --      (.02)       --        --        --
                                              -------  --------  --------  --------  --------  --------
   Total distributions.......................    (.25)     (.19)     (.44)    (4.31)    (4.86)   (11.94)
                                              -------  --------  --------  --------  --------  --------
Net Asset Value, End of Period............... $ 25.96  $  31.38  $  36.68  $  36.92  $  41.26  $  41.08
                                              =======  ========  ========  ========  ========  ========
Total Return (%)(b)..........................  (16.55)   (13.97)      .66       .25     12.99     33.59

Ratios/Supplemental Data:
  Net Assets, end of period (in thousands)...  77,386   107,381   150,057   186,983   250,491   226,952
  Ratios to average net assets (%)(c):
   Operating expenses........................    1.48      1.37      1.31      1.11      1.01      1.04
   Net investment income.....................     .52       .57       .79      1.03      1.30      1.51

  Portfolio turnover rate (%)................  112.82    119.47     99.20    137.94    149.63    139.33

  *  For the ten months ended October 31, 2000.
 (a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
 (b) Periods less than one year are not annualized.
 (c) The ratios for periods less than one year are annualized.

Equity III Fund--Class E Shares

                                                Fiscal
                                              Year Ended
                                              October 31,
                                           ----------------
                                             2002     2001    2000*    1999**
                                           -------  -------  -------  -------
 Net Asset Value, Beginning of Period..... $ 22.38  $ 26.32  $ 26.18  $ 30.27
                                           -------  -------  -------  -------
 Income From Operations
  Net investment income(a)................     .13      .21      .20      .21
  Net realized and unrealized gain (loss).   (3.71)   (3.96)     .15    (2.12)
                                           -------  -------  -------  -------
    Total income from operations..........   (3.58)   (3.75)     .35    (1.91)
                                           -------  -------  -------  -------
 Distributions
  From net investment income..............    (.19)    (.19)    (.21)    (.25)
  From net realized gain..................      --       --       --    (1.93)
                                           -------  -------  -------  -------
    Total distributions...................    (.19)    (.19)    (.21)   (2.18)
                                           -------  -------  -------  -------
 Net Asset Value, End of Period........... $ 18.61  $ 22.38  $ 26.32  $ 26.18
                                           =======  =======  =======  =======
 Total Return (%)(b)......................  (16.11)  (14.30)    1.40    (6.13)

 Ratios/Supplemental Data:
  Net Assets, end of period (in thousands)   1,860    3,971    6,327    7,927
  Ratios to average net assets (%)(c):
    Operating expenses....................    1.37     1.18     1.17     1.03
    Net investment income.................     .60      .83      .97     1.25

  Portfolio turnover rate (%).............  109.87   118.26   108.39   146.28

  *  For the ten months ended October 31, 2000.
  ** For the period May 14, 1999 (commencement of sale) to December 31, 1999.
 (a) Average month-end shares outstanding were used for this calculation.
 (b) Periods less than one year are not annualized.
 (c) The ratios for periods less than one year are annualized.

Equity III Fund--Class I Shares

                                                   Fiscal
                                                 Year Ended
                                                 October 31,                 Year Ended December 31,
                                              ----------------            ----------------------------
                                                2002     2001     2000*     1999      1998      1997
                                              -------  -------  --------  --------  --------  --------
Net Asset Value, Beginning of Period......... $ 22.38  $ 26.33  $  26.18  $  29.12  $  29.80  $  29.68
                                              -------  -------  --------  --------  --------  --------
Income From Operations
  Net investment income(a)...................     .19      .27       .25       .40       .47       .60
  Net realized and unrealized gain (loss)....   (3.72)   (3.96)      .15      (.41)     2.75      8.69
                                              -------  -------  --------  --------  --------  --------
   Total income from operations..............   (3.53)   (3.69)      .40      (.01)     3.22      9.29
                                              -------  -------  --------  --------  --------  --------
Distributions
  From net investment income.................    (.25)    (.26)     (.25)     (.40)     (.47)     (.61)
  From net realized gain.....................      --       --        --     (2.53)    (3.43)    (8.56)
                                              -------  -------  --------  --------  --------  --------
   Total distributions.......................    (.25)    (.26)     (.25)    (2.93)    (3.90)    (9.17)
                                              -------  -------  --------  --------  --------  --------
Net Asset Value, End of Period............... $ 18.60  $ 22.38  $  26.33  $  26.18  $  29.12  $  29.80
                                              =======  =======  ========  ========  ========  ========
Total Return (%)(b)..........................  (15.90)  (14.09)     1.59       .25     11.53     33.13

Ratios/Supplemental Data:
  Net Assets, end of period (in thousands)...  47,683   75,578   129,405   168,361   210,491   242,112
  Ratios to average net assets (%)(c):
   Operating expenses........................    1.12      .93       .92       .79       .74       .78
   Net investment income.....................     .87     1.08      1.22      1.39      1.54      1.77

  Portfolio turnover rate (%)................  109.87   118.26    108.39    146.28    135.53    128.86

  *  For the ten months ended October 31, 2000.
 (a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
 (b) Periods less than one year are not annualized.
 (c) The ratios for periods less than one year are annualized.

                           MONEY MANAGER INFORMATION

   The money managers have no affiliations with the Funds or the Funds' service providers other than their management of Fund assets. Each money manager has been in business for at least three years, and is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other investment companies unaffiliated with FRIC, other FRIC funds, or to other clients of FRIMCo or of Frank Russell Company, including Frank Russell Company's wholly-owned subsidiary, Frank Russell Trust Company.

                               Select Value Fund

   Iridian Asset Management LLC, 276 Post Road West, Westport, CT 06880-4704.

   MFS Institutional Advisors, Inc., 500 Boylston Street, 21st Floor, Boston,
      MA 02116-3741.

   Systematic Financial Management, L.P., 300 W. Frank Burr Boulevard,
      Glenpoint East, 7th Floor, Teaneck, NJ 07666-6703.

                              Equity Income Fund

   Barclays Global Fund Advisors, 45 Fremont Street, San Francisco, CA 94105.

   Brandywine Asset Management, LLC, 201 North Walnut Street, Suite 1200,
      Wilmington, DE 19801.

   DePrince, Race & Zollo, Inc., 201 South Orange Avenue, Suite 850, Orlando,
      FL 32801.

   Iridian Asset Management LLC, 276 Post Road West, Westport, CT 06880-4704.

                                Equity III Fund

   Barclays Global Fund Advisors, 45 Fremont Street, San Francisco, CA 94105.

   Brandywine Asset Management, LLC, 201 North Walnut Street, Suite 1200,
      Wilmington, DE 19801.

   DePrince, Race & Zollo, Inc., 201 South Orange Avenue, Suite 850, Orlando,
      FL 32801.

   Iridian Asset Management LLC, 276 Post Road West, Westport, CT 06880-4704.

   It is expected that assets under management in the Equity III and Equity Income Funds will decline during the third quarter of 2003. As a result, it is anticipated that DePrince, Race & Zollo, Inc., Iridian Asset Management LLC and Brandywine Asset Management, LLC will be terminated as money managers of these funds during the third quarter of 2003. The Equity III and Equity Income Funds will then employ a single money manager, Barclays Global Fund Advisors, by the end of that quarter in anticipation of the proposed reorganization described elsewhere in this Prospectus.

   When considering an investment in the Funds, do not rely on any information unless it is contained in this Prospectus or in the Funds' Statement of Additional Information. The Funds have not authorized anyone to add any information or to make any additional statements about the Funds. The Funds may not be available in some jurisdictions or to some persons. The fact that you have received this Prospectus should not, in itself, be treated as an offer to sell Shares to you. Changes in the affairs of the Funds or in the Funds' money managers may occur after the date on the cover page of this Prospectus. This Prospectus will be amended or supplemented to reflect any material changes to the information it contains.

For more information about the Funds, the following documents are available without charge:

ANNUAL/SEMIANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds.

The annual report for each Fund and the SAI are incorporated into this Prospectus by reference. You may obtain free copies of the reports and the SAI, and may request other information, by contacting your Financial Intermediary or the Funds at:
    Frank Russell Investment Company
    909 A Street
    Tacoma, WA 98402
    Telephone: 1-800-787-7354
    Fax: 253-591-3495
    www.russell.com

You can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

FRANK RUSSELL INVESTMENT COMPANY
  Select Value Fund
  Equity Income Fund
  Equity III Fund


                                   Distributor: Russell Fund Distributors, Inc.
                       Frank Russell Investment Company's SEC File No. 811-3153
                                                 [LOGO OF FRANK RUSSELL COMPANY]